UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 23, 2008


                             GLOBAL PHARMATECH, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

       333-52721                                            33-0976805
(Commission File Number)                       (IRS Employer Identification No.)

                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
              (Address of principal executive offices and zip code)

                                  905-787-8225
               (Registrant's telephone number including area code)


                        (Former Name and Former Address)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
            APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On February 23, 2008, Mr. Tom Du resigned as Chief Technology Officer and a member of Board of Directors of Global Pharmatech, Inc. (the "Registrant"), effective on such date. There were no disagreements between Mr. Du and the Company on any matter relating to the Registrant's operations, policies or practices, which resulted in his resignation.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    Exhibit No.                       Description
    -----------                       -----------

       99.1         Resignation Letter from Tom Du to the Registrant.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBAL PHARMATECH, INC.



Date: March 6, 2008                 By: /s/ Lianqin Qu
                                       -----------------------------------------
                                    Name:  Lianqin Qu
                                    Title: President and Chief Executive Officer


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